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EX-23.1
AUDITORS CONSENT

                                                                 EXHIBIT 23(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 14, 1997 incorporated by reference in the Innovative Gaming Corporation of America Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                    /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP

Las Vegas, Nevada
April 17, 1997